UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 24, 1998
                        (Date of earliest event reported)

                         CSI COMPUTER SPECIALISTS, INC.
             (Exact name of Registrant as specified in its Charter)

       Delaware                    0-26464                  52-1599610
(State of Incorporation)   (Commission File Number)        (IRS Employer
                                                       Identification Number)

          904 Wind River Lane, Suite 100, Gaithersburg, Maryland 20878 (Address of principal executive offices, including zip code)

                                 (301) 921-8860
              (Registrant's telephone number, including area code)




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Item 5.  Other Events.

         Reference is made to Exhibit 99, a press release issued by the Registrant on September 1, 1998 regarding the delisting of the Company's common stock and warrants from The Nasdaq Stock Market. A copy of the press release is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibit No.            Description

                  99                     Press Release dated September 1, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CSI COMPUTER SPECIALISTS, INC.




Date:  September 2, 1998            By:     /s/ James D. Boccabella
                                            -----------------------
                                            Chief Financial Officer